SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO. )

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INVESTMENT TRUST

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important news

FOR SCUDDER S&P 500 INDEX FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, here’s a brief overview of some matters affecting your fund that will be the subject of a shareholder vote.

Q&A

Q:  What is the purpose of this proxy solicitation?

A:   Your fund operates as a “feeder fund” in a master-feeder fund arrangement in which the “master fund” is the Equity 500 Index Portfolio (the “Portfolio”). The Portfolio is an open-end management investment company advised by Deutsche Asset Management, Inc. (“DeAM, Inc.”). Substantially all of your fund’s assets are invested in the Portfolio, which operates with the same investment objective as your fund. Your fund is one of five shareholders in the Portfolio, just as you are one of many shareholders in your fund. As a shareholder in the Portfolio, your fund has been asked to vote on the following issues:

■ to	elect eleven members of the Board of Trustees of the Portfolio, whose term will be effective beginning July 30, 2002 or on such later date as shareholder approval is obtained; and

■ to	approve a new investment advisory agreement between the Portfolio and DeAM, Inc., the investment advisor for the Portfolio.

         Under the Investment Company Act of 1940, as amended, with respect to master-feeder fund arrangements, your fund must vote its Portfolio shares in proportion to how all shareholders of your fund vote. Consequently, we need your vote on this matter for direction as to how your fund should vote its Portfolio shares.

THE BOARD MEMBERS OF YOUR FUND RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

I.    BOARD PROPOSAL TO ELECT NEW BOARD MEMBERS

Q:  Why am I being asked to vote for Board members for the Portfolio’s Board?

A:   Deutsche Asset Management recommended to the Board of the Portfolio and to the Board of your fund, and the Boards agreed, that the Portfolio, along with certain

Q&A continued

other funds that are managed, advised, subadvised or administered by DeAM, Inc. and certain other funds managed, advised or administered by Investment Company Capital Corporation (“ICCC”) (collectively, the “DeAM Funds”) should be governed by boards comprised of the same group of individuals. To attain the goal of having identical boards for all DeAM Funds, shareholder approval will be needed to add certain persons to the Portfolio’s Board. The boards of funds other than the DeAM Funds (i.e., funds such as yours that are advised by Deutsche Investment Management Americas Inc., an affiliate of Deutsche Asset Management, but which are not advised by DeAM, Inc. or ICCC), however, would not change and would continue to have different members than the DeAM Funds’ boards. Your fund’s Board and the Portfolio’s Board agreed to submit this proposal to shareholders.

Q:  Will this proposal affect the composition of my fund’s Board?

A:   No. This proposal relates to the Board of the Portfolio in which your fund invests, not to the Board of your fund.

Q:  Why did my fund’s Board and the Portfolio’s Board approve management’s recommendation?

A:   Deutsche Asset Management recommended this proposal as part of an overall plan to coordinate and enhance the efficiency of the governance of the DeAM Funds. The Boards considered, among other factors, that a unified group board structure benefits the Portfolio and your fund by creating an experienced group of Board members who understand the operations of the Deutsche Asset Management Fund Complex and are exposed to the wide variety of issues that arise from overseeing different types of funds. Adopting a unified group board structure will also enable management to use time more efficiently. There may also be cost savings in avoiding duplication of effort involved in the preparation and conduct of board meetings.

Q:  If this Board proposal is approved by shareholders, how many Trustees will sit on the Board?

A:   If all nominees are elected, the Portfolio’s Board will consist of 11 individuals. Five of these persons currently serve as members of the Portfolio’s Board; six persons will be new to the Portfolio’s Board but have experience serving on the boards of various other investment companies within the Deutsche Asset Management Fund Complex.

II.   PROPOSAL RELATED TO APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

Q:  Why am I being asked to vote for a new investment advisory agreement for the Portfolio?

A:   DeAM, Inc. recommended to the Board of the Portfolio and to the Board of  your fund that they approve the new investment advisory agreement in order

(continued on inside back cover)

June 2002

Dear Shareholder:

Your fund operates as a “feeder fund” in a master-feeder fund arrangement in which the “master fund” is the Equity 500 Index Portfolio (the “Portfolio”). Substantially all of your fund’s assets are invested in the Portfolio, which has the same investment objective as your fund. The Portfolio is one of many funds within the Deutsche Asset Management Fund Complex (“DeAM Fund Complex”) holding shareholder meetings at which shareholders will be asked to vote on certain proposals. Your fund is a shareholder in the Portfolio, and as such, your fund has been asked to vote on proposals affecting the Portfolio. Under the Investment Company Act of 1940, as amended, with respect to master-feeder fund arrangements, your fund must vote its Portfolio shares in proportion to how all shareholders of your fund vote. Consequently, we need your vote on these matters for direction as to how your fund should vote its Portfolio shares.

You will be asked to elect members of the Board governing the Portfolio. This proposal is part of an overall plan to coordinate and enhance the efficiency of governance by the boards of the DeAM Fund Complex. The Board of the Portfolio also believes that your fund will benefit from the greater diversity and the expertise of the nominees that would be included on the expanded boards.

The parent of the Portfolio’s investment advisor, Deutsche Bank AG, has, through acquisitions such as Zurich Scudder Investments, and through internal reorganizations, sought to enhance its global research and investment management capabilities. Consistent with these changes, you will also be asked to approve a new advisory agreement with the Portfolio’s investment advisor. Under the new advisory agreement, the Portfolio’s advisor would be authorized to appoint certain affiliates as sub-advisors. This would allow the Portfolio’s advisor to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting the advisor to delegate certain portfolio management services to these entities.

The enclosed proxy statement describes these proposals. For your convenience, we’ve provided a question and answer section that offers a brief overview of the issues for which your vote is requested. The proxy statement itself provides greater detail about the proposals, why they are being made and how they apply to your fund. Please read these materials carefully.

Please be assured that:

•	These proposals will have no effect on the number of shares you own or the value of those shares.
•	The advisory fees applicable to your fund will not change.
•	The members of your fund’s Board carefully reviewed each proposal prior to recommending that you vote in favor of each proposal.

To vote, simply complete the enclosed proxy card—be sure to sign and date it—and return it to us in the enclosed postage-paid envelope. Or, you can save time by voting through the Internet or by telephone as described on your proxy card. If you prefer, you also may vote in person at the shareholder meeting.

Your vote is very important to us. If we do not hear from you, our proxy solicitor may contact you. Thank you for your response and for your continued investment.

Respectfully,
John Millette
Secretary

The attached proxy statement contains more detailed information about each of the proposals relating to your fund. Please read it carefully.

INVESTMENT TRUST

SCUDDER S&P 500 INDEX FUND

Two International Place
Boston, Massachusetts 02110-4103

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held July 30, 2002

A special meeting of shareholders of Scudder S&P 500 Index Fund (the “Fund”) will be held at the offices of Deutsche Investment Management Americas Inc. (“DeIM”), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103 on July 30, 2002 at 4:00 pm (Eastern time) (the “Special Meeting”). The Fund is a series of Investment Trust (the “Trust”), an open-end management investment company, organized under the laws of the Commonwealth of Massachusetts. The Fund operates as a feeder fund in a master-feeder fund arrangement with the Equity 500 Index Portfolio (the “Portfolio”). As a feeder fund, the Fund seeks to achieve its investment objective by investing substantially all of its assets in the Portfolio, which has the same investment objective as the Fund. The Portfolio is organized as a registered open-end management investment company established as a trust under the laws of the State of New York. Pursuant to the requirements of the Investment Company Act of 1940, as amended, applicable to master-feeder fund arrangements, the Fund’s voting rights with respect to the Portfolio interests that it holds must be passed through to the Fund’s own shareholders.

The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

Proposal I:
To elect eleven Trustees of the Portfolio to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

Proposal II:	To approve a new investment advisory agreement (the “New Advisory Agreement”) between the Portfolio and Deutsche Asset Management, Inc. (“DeAM, Inc.”).

The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

The New Advisory Agreement described in Proposal II will contain substantially similar provisions and does not differ in substance from the current investment advisory agreement (the “Current Advisory Agreement”) pursuant to which services are provided to the Portfolio, except for the dates of execution, effectiveness and the initial term, and except that, under the New Advisory Agreement, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the Portfolio, to appoint certain affiliates as sub-advisors. In addition, unlike the Current Advisory Agreement, the New Advisory Agreement will not contain a provision under which DeAM, Inc. could seek indemnification from the Portfolio.

The close of business on May 20, 2002 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

The Board of Trustees of the Trust unanimously recommends that shareholders of the Fund vote FOR each Proposal.

This notice and related proxy material are first being mailed to shareholders of the Fund on or about June 18, 2002. This proxy is being solicited on behalf of the Board of Trustees of the Trust.

By Order of the Board of Trustees,

John Millette,
Secretary

Boston, Massachusetts
June 18, 2002

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET). NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY CARD, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS AT  1-(866) 444-8391.

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted “FOR” the nominees for Trustee named in the attached Proxy Statement; “FOR” the approval of a new investment advisory agreement with Deutsche Asset Management, Inc.; and, in the discretion of the persons appointed as proxies, either “FOR” or “AGAINST” any other business that may properly arise at the Special Meeting or any adjournments thereof. In order to avoid the additional expense of further solicitation, we ask for your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in “street name” through a broker, via the Internet or telephone.

See your proxy card for instructions for Internet voting.

You may also call 1-(888) 221-0697 and vote by telephone.

If we do not receive your completed proxy card, our proxy solicitor, Georgeson Shareholder Communications, Inc., may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the telephone, if you choose to vote in that manner.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust, the Portfolio and the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts:    Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts:    Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.  All Other Accounts:    The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o JohnB. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

INVESTMENT TRUST

SCUDDER S&P 500 INDEX FUND

Two International Place
Boston, Massachusetts 02110-4103

PROXY STATEMENT FOR THE SPECIAL MEETING
OF SHAREHOLDERS

July 30, 2002

This proxy statement (“Proxy Statement”) is being furnished in connection with the solicitation by the Board of Trustees of Investment Trust (the “Trust”) to be used at the special meeting of shareholders of Scudder S&P 500 Index Fund (the “Fund”), a series of the Trust, to be held at the offices of Deutsche Investment Management Americas Inc. (“DeIM”), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103 on July 30, 2002 at 4:00 pm (Eastern time) and at any adjournments thereof (the “Special Meeting”). This Proxy Statement and accompanying proxy card (“Proxy”) are expected to be mailed to shareholders on or about June 18, 2002.

The Fund operates as a feeder fund in a master-feeder fund arrangement with the Equity 500 Index Portfolio (the “Portfolio”). The Portfolio is a registered open-end management investment company established as a trust under the laws of the State of New York. As a feeder fund, the Fund seeks to achieve its investment objective by investing substantially all of its assets in the Portfolio, which has the same investment objective as the Fund.

For simplicity, actions are described in this Proxy Statement as being taken by the Fund, which is a series of the Trust, although all actions are actually taken by the Trust on behalf of the Fund. Some actions described as taken by or with respect to the Fund are actually actions to be taken by the Portfolio in which the Fund invests all of its assets and on which the Fund votes as a shareholder.

Your vote and the vote of other shareholders of the Fund determine how the Fund will vote with respect to itself and the Portfolio. See “Background” below.

The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the meeting or any adjournments thereof:

Proposal I:
To elect eleven Trustees of the Portfolio to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

Proposal II:	To approve a new investment advisory agreement (the “New Advisory Agreement”) between the Portfolio and Deutsche Asset Management, Inc. (“DeAM, Inc.”).

The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

The shareholders of the Fund are to consider the election of Richard R. Burt, S. Leland Dill, Martin J. Gruber, Richard T. Hale, Joseph R. Hardiman, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr., William N. Searcy and Robert H. Wadsworth (the “Trustee Nominees”) as Trustees of the Portfolio. Messrs. Dill and Hale and Drs. Gruber, Herring and Saunders currently serve on the Board of Trustees of the Portfolio. Mr. Hale is currently an “interested person” (an “Interested Trustee”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Portfolio and, if elected, will be the Chairman of the Board of the Portfolio. Messrs. Burt, Hardiman, Jones, Searcy and Wadsworth and Ms. Rimel currently serve as Trustees of various other investment companies within the Deutsche Asset Management (“DeAM”) family of funds.

The Fund’s shareholders are also to consider the approval of the New Advisory Agreement between DeAM, Inc., the current investment advisor for the Portfolio, and the Portfolio.

VOTING INFORMATION

Notice of the Special Meeting and a Proxy accompany this Proxy Statement. In addition to solicitations made by mail, solicitations may also be made by telephone, telegraph, through the Internet or in person by officers or employees of the Fund and certain financial services firms and their representatives, who will receive no extra compensation for their services. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund’s shares, (c) payment to Georgeson Shareholder Communications, Inc., a proxy solicitation firm, for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by DeAM, Inc. DeAM, Inc. has engaged Georgeson Shareholder Communications, Inc. at an estimated total cost of $21,000. However, the exact cost will depend on the amount and types of services rendered. If the Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that Proxies voted by mail may be revoked.

The most recent Annual Report of the Fund containing audited financial statements for the fiscal year ended December 31, 2001 as well as the most recent Semi-Annual Report succeeding the Annual Report, if any, of the Fund (each, a “Report”), have previously been furnished to the Fund’s shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Trust at the address set forth on the cover of this Proxy Statement or by calling 1-800-253-2277 (Class AARP) or 1-800-728-3337 (Class S). Each Report is also available on the Deutsche Asset Management website at www.aarp.scudder.com (Class AARP) or www.myScudder.com (Class S).

If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of the Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted “FOR” the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a written notice of revocation to the Trust’s secretary (the “Secretary”). To be effective, such revocation must be received by the Secretary prior to the Special Meeting. Merely attending the Special Meeting without voting will not revoke a prior Proxy.

Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company) (“Deutsche Bank Trust”) may vote any shares in accounts as to which Deutsche Bank Trust has voting authority which are not otherwise represented in person or by proxy at the Special Meeting. Accordingly, for each Proposal, if Deutsche Bank Trust votes shares of the Fund over which it has voting discretion, it will do so in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries.

In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote “FOR” any Proposal in favor of an adjournment and will vote those Proxies required to be voted “AGAINST” any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of, for the Fund, at least one-third of the outstanding shares of the Fund entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, Proxies from brokers or nominees indicating that they have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See “Vote Required” for a further discussion of abstentions and broker non-votes.)

Shareholders of record at the close of business on May 20, 2002 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting. The number of shares of each class of the Fund that were issued and outstanding as of the Record Date are set forth in Exhibit A to this Proxy Statement.

It is essential that shareholders complete, date, sign and return the enclosed Proxy (unless a shareholder is voting by telephone or through the Internet).

In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the Internet):

•	indicate your instructions on the Proxy;

•	date and sign the Proxy; and

•	mail the Proxy promptly in the enclosed envelope.

Instructions for voting by telephone or through the Internet are included in the attachment to the Notice of Special Meeting of Shareholders and on the Proxy enclosed with this Proxy Statement.

Beneficial Ownership of Shares of the Fund

Exhibit B to this Proxy Statement sets forth information as of April 1, 2002 regarding the beneficial ownership of the Fund’s shares by the only persons known by the Fund to beneficially own more than five percent of the outstanding shares of the Fund. Collectively, the Trustees and executive officers of the Trust own less than 1% of the Fund’s outstanding shares. The number of shares beneficially owned by each Trustee or executive officer is determined under rules of the Securities and Exchange Commission (the “Commission”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Exhibit B. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

Background

Trust, Portfolio and Fund Structure.    The Trust is an open-end management investment company, organized under the laws of the Commonwealth of Massachusetts. The Trust is comprised of the Fund and Scudder Capital Growth Fund, Scudder Dividend and Growth Fund, Scudder Growth and Income Fund, Scudder Large Company Growth Fund and Scudder Small Company Stock Fund, which are not addressed in this Proxy Statement. DeIM acts as investment advisor to the Fund. As indicated earlier, the Portfolio is a registered open-end management investment company established as a trust. DeAM, Inc., located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to the Portfolio pursuant to the terms of an investment advisory agreement (the “Current Advisory Agreement”). Pursuant to the Current Advisory Agreement, DeAM, Inc. manages the assets of the Portfolio and furnishes the Portfolio with research, statistical, advisory and managerial services. DeAM, Inc. pays the ordinary office expenses of the Portfolio and the compensation, if any, of all officers and employees of the Portfolio and all Trustees who are Interested Trustees of the Portfolio.

Master-Feeder Fund Structure.    Shareholders of the Fund are being asked to approve a New Advisory Agreement for the Portfolio and to elect the Trustee Nominees to the Board of Trustees of the Portfolio. As indicated earlier, the Fund operates as a feeder fund in a master-feeder fund arrangement with the Portfolio, which serves as a master fund. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Portfolio, which has the same investment objective as the Fund. The Portfolio invests directly in investment securities and other investments. Pursuant to the requirements of the 1940 Act applicable to master-feeder fund arrangements, the Fund’s voting rights with respect to the Portfolio shares that it holds must be passed through to the Fund’s own shareholders. Other feeder funds of the Portfolio will also vote in accordance with their respective charters and/or other applicable requirements with respect to the approval of the New Advisory Agreement and the election of Trustees of the Portfolio.

Proposal I: Election of Nominees to the  Board of Trustees of the Portfolio

It is proposed that eleven Trustee Nominees are to be elected at the Special Meeting to comprise the entire Board of Trustees of the Portfolio (the “Portfolio’s Board”) to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The Independent Trustee Nominees were recently selected by a Nominating Committee of the Portfolio’s Board comprised entirely of the Independent Trustees of the Portfolio’s Board and nominated by the Portfolio’s full Board at a meeting held on April 5, 2002. If elected, the terms of the eleven Trustee Nominees will begin on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained, upon their respective acceptances of their election in writing (the “Effective Date”); until that time, the current Board members will continue their terms. It is anticipated that Messrs. Biggar, Langton and Van Benschoten, each a current member of the Portfolio’s Board will no longer serve effective the Effective Date if Proposal I is approved by the shareholders of the Portfolio. The names and ages of the Trustee Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. No Independent Trustee or Independent Trustee Nominee of the Portfolio serves or will serve as an officer of the Portfolio or the Fund. Each of the Trustee Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Trustee Nominees named below. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other persons as the Portfolio’s Board may recommend.

This Proposal relates to the Portfolio’s Board, not to the Board of Trustees of the Trust (the “Trust’s Board”). Therefore, this proposal will not affect the current composition of the Trust’s Board.

The nomination of these persons to serve as the Portfolio’s Board reflects an overall plan to coordinate and enhance the efficiency of the governance of the Portfolio and of certain other investment companies that are managed, advised, sub-advised or administered by DeAM, Inc. (along with certain other investment management companies managed, advised or administered by Investment Company Capital Corporation (“ICCC”), another indirect wholly owned subsidiary of Deutsche Bank, collectively, the “DeAM Funds”). The proposal concerning the size and composition of the Portfolio’s Board was suggested to the Board by DeAM and reviewed by the current Independent Trustees of the Portfolio’s Board. Messrs. Dill and Hale (an Interested Trustee) and Drs. Gruber, Herring and Saunders are currently members of the Portfolio’s Board. Each of the other Independent Trustee Nominees already serves as an independent board member for one or more other DeAM Funds and understands the operations of the fund complex.

DeAM recommended, and the Portfolio’s Board agreed, that the Portfolio should be governed by a larger Board of Trustees composed of the same members as are expected to govern certain other DeAM Funds. Presently, the board membership of the Portfolio and the board membership of the other DeAM Funds are not identical. Eight persons currently serve on the Portfolio’s Board, and between five and nine persons currently serve on the boards of the other DeAM Funds. If shareholders elect each of the Trustee Nominees, certain of the existing Trustees will be joined by certain of the board members of the other DeAM Funds.

Although the election of the Trustee Nominees is not in any way conditioned on similar action being taken by other funds, it is currently anticipated that the boards of the other DeAM Funds will approve the expansions of their boards and the appointment of new board members so that each of the DeAM Funds’ boards is ultimately identically comprised. The boards of funds other than the DeAM Funds (i.e. funds such as yours that are advised by DeIM, an affiliate of DeAM, but which are not advised by DeAM, Inc. or ICCC), however, would not change and would continue to have different members than the DeAM Funds’ boards.

The following information is provided for each Trustee Nominee and executive officer of the Portfolio as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee Nominee who is an Independent Trustee Nominee. Information for the Interested Trustee Nominee follows. The Interested Trustee Nominee is considered to be an interested person as defined by the 1940 Act because of his employment with Deutsche Asset Management. The mailing address for the Trustee Nominees and the executive officers with respect to Portfolio operations is One South Street, Baltimore, Maryland, 21202.

INFORMATION CONCERNING TRUSTEE NOMINEES AND OFFICERS

Name and Birth Date	Position with the Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee[2]	Other Directorships Held by Trustee or Nominee for Trustee
Independent Trustee Nominees
Richard R. Burt 2/3/47	Trustee Nominee	N/A	Chairman, IEP Advisors, Inc. (since July 1998); Chairman of the Board, Weirton Steel Corporation[3] (since April 1996); Formerly, Partner, McKinsey & Company (consulting) (1991 to 1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985 to 1991).	86
Member of the Board, Archer Daniels Midland Company[3] (agribusiness operations) (October 1996 to June 2001), Hollinger International, Inc.[3]
(publishing) (since 1995), Homestake Mining[3]
(mining and exploration) (1998 to February 2001), HCL Technologies Limited (information technology) (since April 1999), Anchor Gaming (gaming software and equipment) (March 1999 to December 2001); Director, UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (since 1995) (registered investment companies); and Member, Textron Inc.[3]
International Advisory Council (since July 1996).

S. Leland Dill 3/28/30	Trustee	Since 1991	Retired (since 1986); formerly Partner, KPMG Peat Marwick (June 1956 to June 1986); General Partner, Pemco (investment company) (June 1979 to June 1986).	84
Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Fund (since May 1998) (registered investment companies); Director, Vintners International Company Inc. (June 1989 to May 1992), Coutts (USA) International (January 1992 to March 2000), Coutts Trust Holdings Ltd., Coutts Group (March 1991 to March 1999).

Name and Birth Date	Position with the Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee[2]	Other Directorships Held by Trustee or Nominee for Trustee
Martin J. Gruber 7/15/37	Trustee	Since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964).	85
Member of the Board, CREF (since 2000), S.G. Cowen Mutual Funds (1985 to 2001); Japan Equity Fund, Inc. (since 1992), Thai Capital Fund, Inc. (since 2000), Singapore Fund, Inc. (since 2000) (registered investment companies)

Joseph R. Hardiman 05/27/37	Trustee Nominee	N/A	Private Equity Investor (since 1997); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987 to 1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Banc Alex. Brown Inc.) (1985 to 1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Banc Alex. Brown Inc.) (1976 to 1985).	82
Director, Soundview Technology Group Inc. (investment banking) (since July 1998), Corvis Corporation[3] (optical networking equipment) (since July 2000), Brown Investment Advisory & Trust Company (investment advisor) (since February 2001), The Nevis Fund (registered investment company) (since July 1999), and ISI Family of Funds (registered investment companies) (since March 1998). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998 to January 1999).

Name and Birth Date	Position with the Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee[2]	Other Directorships Held by Trustee or Nominee for Trustee
Richard J. Herring 2/18/46	Trustee	Since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since 1972); Director, Lauder Institute of International Management Studies (since 2000); Co-Director, Wharton Financial Institutions Center (since 2000); Vice Dean and Director, Wharton Undergraduate Division (1995 to 2000).	84	N/A
Graham E. Jones 01/31/33	Trustee Nominee	N/A	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995).	84	Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985); Trustee, 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).

Name and Birth Date	Position with the Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee[2]	Other Directorships Held by Trustee or Nominee for Trustee
Rebecca W. Rimel 4/10/51	Trustee Nominee	N/A	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (since 1994) and Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (since 1994). Formerly, Executive Director, The Pew Charitable Trusts (1988 to 1994).	84	Formerly, Director, ISI Family of Funds (registered investment companies) (1997 to 1999).
Philip Saunders, Jr. 10/11/35	Trustee	Since 1999	Principal, Philip Saunders Associates (Economic and Financial Consulting) (since 1988); former Director, Financial Industry Consulting, Wolf & Company (1987 to 1988); President, John Hancock Home Mortgage Corporation (1984 to 1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982 to1986).	84	N/A

Name and Birth Date	Position with the Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee[2]	Other Directorships Held by Trustee or Nominee for Trustee
William N. Searcy 09/03/46	Trustee Nominee	N/A	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since 1989).	84	Trustee, 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).
Robert H. Wadsworth 1/29/40	Trustee Nominee	N/A	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (since 1982); President and Director, Trust for Investment Managers (registered investment company) (since 1999). Formerly President, Investment Company Administration, L.L.C. (1992* to July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (1990 to January 2002); Vice President, Professionally Managed Portfolios (1999 to 2002) and Advisors Series Trust (1997 to 2002) (registered investment companies) and President, Guinness Flight Investment Funds, Inc. (registered investment companies).	87	N/A

* Inception date of the  corporation which was  the predecessor to the LLC.

Name and Birth Date	Position with the Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee[2]	Other Directorships Held by Trustee or Nominee for Trustee
Interested Trustee Nominee
Richard T. Hale[4] 7/17/45	Trustee	Since 1999	Managing Director, Deutsche Bank Securities, Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (since 1999); Director and President, Investment Company Capital Corp. (registered investment advisor) (since 1996); Vice President, Deutsche Asset Management, Inc. (since 2000). Chartered Financial Analyst.	84
Director, Deutsche Global Funds, Ltd. (since 2000); Director, CABEI Fund (since 2000) and North American Income Fund (since 2000) (registered investment companies); Formerly, Director, ISI Family of Funds (registered investment companies (1992 to 1999).

Officers
Richard T. Hale	President	Since 2000	See information provided under Interested Trustee Nominees.
Daniel O. Hirsch 3/27/54	Vice President/ Secretary	Secre-tary since 1999; Vice Presi-dent since 2000
Managing Director, Deutsche Asset Management (since April 2002) and Director, Deutsche Global Funds Ltd. (since 2002). Formerly, Director, Deutsche Asset Management (1999 to 2000); Principal, BT Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.) (1998 to 1999); Assistant General Counsel, United States Securities
and Exchange Commission (1993 to 1998).
				N/A	N/A

Name and Birth Date	Position with the Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee[2]	Other Directorships Held by Trustee or Nominee for Trustee
Charles A. Rizzo 8/5/57	Treasurer	Since 1999
Director, Deutsche Asset Management (since April 2000); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (Deutsche Banc Alex. Brown Inc.) (1998 to 1999); Senior Manager, Coopers & Lybrand L.L.P. (Pricewaterhouse-Coopers LLP) (1993 to 1998).
			N/A	N/A

[1]	Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
[2]	As of March 31, 2002, the total number of funds in the Deutsche Asset Management Fund Complex (the “Fund Complex”) is 89.
[3]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[4]
Mr. Hale is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

Trustee Compensation Table

The following table sets forth the compensation paid to the Independent Trustees by the Portfolio and the Portfolio’s Fund Complex for the twelve-month period ended March 31, 2002.

Trustee	Aggregate Compensation from the Portfolio	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Portfolio’s Fund Complex
S. Leland Dill	$10,150.28	N/A	N/A	$61,250.00
Martin J. Gruber	$10,150.28	N/A	N/A	$61,250.00
Richard J. Herring	$10,150.28	N/A	N/A	$61,250.00
Philip Saunders, Jr.	$10,150.28	N/A	N/A	$61,250.00

The Portfolio’s Board has established an Audit Committee, a Nominating Committee and a Valuation Committee. The Audit Committee and the Nominating Committee of the Portfolio’s Board currently are each composed of the Independent Trustees of the Board. The Valuation Committee is composed of Messrs. Biggar and Dill and Dr. Saunders. Each of the other Independent Trustees and the Interested Trustee serves as an alternate to the Valuation Committee. In accordance with the written charter adopted by the Portfolio’s Board, the Audit Committee assists the Portfolio’s Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Portfolio. It also makes recommendations to the Portfolio’s Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Portfolio’s internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Portfolio, its investment advisor and affiliates by the independent public accountants. The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Portfolio’s Board. The Valuation Committee considers and acts upon all questions relating to valuation of the securities in the Portfolio which may arise between meetings of the Portfolio’s Board. The Portfolio’s Board does not have a compensation committee. During the Portfolio’s most recent fiscal year, the Portfolio’s Board held five meetings, the Audit Committee held four meetings and the Valuation Committee held one meeting. No Trustee attended less than 75% of the applicable meetings. The Nominating Committee of the Portfolio’s Board did not meet during the Portfolio’s most recent fiscal year. If the Trustee Nominees are elected to the Portfolio’s Board, the Board will consider whether other committees should be organized after it has reviewed the needs of the Portfolio.

Mr. Hale, if elected, will not be a member of the Audit Committee or the Nominating Committee.

Recommendation of the Portfolio’s Board

The Portfolio’s Board believes that coordinated governance through a unified board structure will benefit the Trust, the Portfolio and the Fund.

In its deliberations, the Portfolio’s Board considered various matters related to the management and long-term welfare of the Trust, the Portfolio and the Fund. The Portfolio’s Board considered, among other factors, that coordinated governance within the Fund Complex will reduce the possibility that the separate boards might arrive at conflicting or inconsistent decisions regarding the policies, strategies, operations and management of the Portfolio, and the other DeAM Funds, and that this would help avoid costs, confusion and complexity resulting from different or conflicting decisions. The Portfolio’s Board also considered that operating with a unified group board would eliminate the potential for these types of conflicts while preserving the insights and experience that can be contributed by individual members. In addition, the Portfolio’s Board considered that a unified group board would also allow management to reduce the total number of board meetings it is required to attend and at which it would make repetitive presentations each year across the Fund Complex which can be expected to make the governance process more efficient. DeAM expends a significant amount of time and effort preparing and coordinating materials and presentations for board meetings. In many instances, presentations need to be made more than once on identical or similar issues. Adopting a unified group board structure would enable management and the Portfolio’s Board to use time more efficiently. There may also be cost savings to the Trust, the Portfolio and the Fund because Trustees will serve on an increased number of investment companies.

The Portfolio’s Board also considered that a unified group board structure for the Portfolio would benefit the Trust, the Portfolio and the Fund by creating an experienced group of Board members for the Portfolio who understand the operations of each fund and the Fund Complex and are exposed to the wide variety of issues that arise from overseeing different types of funds.

The Portfolio’s Board gave considerable weight to their expectation that the Trust, the Portfolio and the Fund will benefit from the diversity and experience of the Trustee Nominees that would be included in the expanded Portfolio’s Board and from the experience that each Trustee Nominee will gain by serving on the boards of a diverse group of funds. The Portfolio’s Board also considered, in light of the following transaction, the importance of greater breadth and depth of expertise on the Portfolio’s Board. On April 5, 2002, Deutsche Bank acquired 100% of US-based asset manager Zurich Scudder Investments, Inc. (“Scudder”) (the “Transaction”). The combined organization is the fourth largest asset manager in the world, with approximately $900 billion in assets under management. The Transaction is anticipated to provide greater breadth and geographic reach to the asset management services presently provided by the asset management entities of Deutsche Bank by making available additional investment expertise more effectively leveraged globally through a stronger investment platform in which research is fundamentally integrated with portfolio management. Because of the increased size and scope of Deutsche Asset Management after the Transaction, Deutsche Asset Management will seek to attract and retain talented people by providing a challenging work environment, competitive compensation and reward systems and professional development opportunities. Management intends to build a culture of teamwork, commitment, performance and mutual respect. The Trustee Nominees have had distinguished careers in accounting, finance, marketing and other areas and will bring a wide range of expertise to the Portfolio’s Board. Ten of the eleven nominees, if elected, would be Independent Trustees. Independent Trustees are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Trust and management.

In addition, the Portfolio’s Board considered certain other advantages of enlarging the Board. These included that enlarging the Portfolio’s Board will afford an increased range of experience among Board members and makes it more likely that the Portfolio’s Board will be able to ensure appropriate continuity over the years as incumbent members reach mandatory retirement age or otherwise retire and that, should the Portfolio’s Board determine to revise its structure through increased establishment of committees, an enlarged Board will provide an increased choice of potential members of such committees. As part of its deliberations, the Portfolio’s Board also recognized that increased numbers of Board members could result in less collegial meetings and longer discussions. On balance, the Portfolio’s Board concluded that these possible detriments of size were outweighed by the benefits anticipated from the unified and enlarged Board.

Recommendation of the Trust’s Board

At a meeting of the the Trust’s Board held on June 11, 2002, the Trust’s Board, including its Independent Trustees, unanimously determined to recommend that the shareholders of the Fund vote for the nomination of the Trustee Nominees. In reaching this conclusion, the Trust’s Board considered the recommendation of the Portfolio’s Board and the factors that the Portfolio’s Board had considered, as described above.

Therefore, after careful consideration, the Trust’s Board, including the Independent Trustees, recommends that the shareholders of the Fund vote “FOR” the election of the Trustee Nominees as set forth in this Proposal.

If the Trustee Nominees are elected by the shareholders, each Trustee Nominee will serve, effective the Effective Date, until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. If the Trustee Nominees are not elected, the Portfolio’s Board and the Trust’s Board will consider what action is appropriate based upon the interests of the Portfolio’s or Fund’s shareholders, as applicable.

Proposal II: Approval of New Advisory Agreement for the Portfolio

The New Advisory Agreement for the Portfolio will contain substantially similar provisions and does not differ in substance from the Current Advisory Agreement pursuant to which services are provided to the Portfolio except for the dates of execution, effectiveness and the initial term and except that, under the New Advisory Agreement, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Portfolio’s Board, to appoint certain affiliates as sub-advisors. In addition, unlike the Current Advisory Agreement, the New Advisory Agreement will not contain a provision under which DeAM, Inc. could seek indemnification from the Portfolio. See “Differences Between the Current and New Advisory Agreements.”

This Proposal relates to the Current Advisory Agreement between the Portfolio and DeAM, Inc., not between the Fund and its advisor, DeIM. Therefore, the Fund’s current investment advisory agreement with DeIM will not change as a result of this Proposal.

The Advisory Agreements

The Current Advisory Agreement.    DeAM, Inc. serves as investment advisor to the Portfolio (as discussed earlier) pursuant to the Current Advisory Agreement. The Current Advisory Agreement was initially approved by the Portfolio’s Board and the Trust’s Board, including a majority of those Board members of the Portfolio and the Trust, respectively, who are not “interested persons” (as defined in the 1940 Act) of the Trust, the Portfolio or DeAM, Inc. (the “Independent Trustees”).

Exhibit C to this Proxy Statement lists: (i) the date of the Current Advisory Agreement; and (ii) the most recent date on which the Current Advisory Agreement was approved by the Portfolio’s and Fund’s Trustees, including a majority of the Independent Trustees of the Portfolio and Trust, and the Fund’s and Portfolio’s shareholders.

The New Advisory Agreement.    The form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit D. A description of the New Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit D. If shareholders approve the New Advisory Agreement, the agreement will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter only if specifically approved at least annually by the vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act; see “Vote Required” below) of the Portfolio, or by the Portfolio’s Board and, in either event, the vote of a majority of the Independent Trustees of the Portfolio, cast in person at a meeting called for such purpose. The terms and conditions—including the services to be provided and the fees to be paid therefor—of the New Advisory Agreement contain substantially similar provisions and do not differ in substance from the Current Advisory Agreement except for the dates of execution, effectiveness and the initial term and except that, under the New Advisory Agreement, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Portfolio’s Board, to appoint certain affiliates as sub-advisors. In addition, unlike the Current Advisory Agreement, the New Advisory Agreement will not contain a provision under which DeAM, Inc. could seek indemnification from the Portfolio.

Differences Between the Current and New Advisory Agreements.    As stated above, the terms of the New Advisory Agreement for the Portfolio contain substantially similar provisions and do not differ in substance from the Current Advisory Agreement, except for the dates of execution, effectiveness and the initial term and except that, to the extent permissible by law and subject to further Board approval, pursuant to the New Advisory Agreement, DeAM, Inc. would be authorized to appoint certain of its affiliates as sub-advisors to perform certain of DeAM, Inc.’s duties. In such cases, DeAM, Inc. would also be authorized to adjust the duties, the amount of assets to be managed and the fees paid by DeAM, Inc. to any such affiliated sub-advisors. These affiliated sub-advisors must be entities that DeAM, Inc. controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the Independent Trustees and the Portfolio’s full Board. Shareholders of the Portfolio and Fund that are affected by any adjustment would receive appropriate disclosure of any such change in a timely fashion following approval by the Independent Trustees of the Portfolio. The advisory fee rate paid by the Portfolio and Fund would not increase as a result of any such action; all fees incurred by a sub-advisor would continue to be the responsibility of DeAM, Inc.; and DeAM, Inc. would retain full responsibility for the actions of any such sub-advisor.

Unlike the Current Advisory Agreement, the New Advisory Agreement makes explicit that DeAM, Inc. would be permitted to delegate certain advisory duties to an affiliated sub-advisor. Currently, under limited circumstances, an advisor may delegate duties to a sub-advisor without obtaining shareholder approval at the time such delegation is made. Such circumstances include (a) under Rule 2a-6 of the 1940 Act, where a proposed sub-advisor is under common control with the advisor, and the same persons involved in the management of the assets are employed at both the advisor and the sub-advisor; and (b) pursuant to certain interpretations of the staff of the Commission, where investment responsibility is delegated by the advisor to other entities, or employees of such entities, that are wholly owned subsidiaries of the advisor’s parent company. The New Advisory Agreement would also permit DeAM, Inc. to appoint certain affiliates as sub-advisors, i.e., entities that DeAM, Inc. controls, is controlled by, or is under common control with, under circumstances not currently contemplated by Rule 2a-6 or the aforementioned staff interpretations. However, DeAM, Inc. will not delegate to a sub-advisor unless such delegation is then consistent with any amendments to the 1940 Act or the rules and regulations thereunder or interpretations thereof.

DeAM anticipates that it will seek to utilize the talents of its employees throughout the world and without regard to the specific subsidiary of Deutsche Bank that employs such persons. Accordingly, DeAM, Inc. believes that shareholders could benefit from an authorization permitting DeAM, Inc. to delegate such functions to affiliated advisory organizations.

In addition, the New Advisory Agreement will differ from the Current Advisory Agreement in that there will not be an indemnification provision in the New Advisory Agreement. With the acquisition of Scudder, DeAM, Inc. has become a substantially larger manager of investment company assets. It believes that, at least for purposes of the indemnification provision, it is desirable for all the investment companies under its management to have substantially similar investment advisory contracts. The funds historically managed by Scudder have recently approved new advisory agreements which are substantially similar to the proposed New Advisory Agreement, except that these newly approved agreements did not and do not provide for indemnification for the investment advisor. Accordingly, DeAM, Inc. informed the Portfolio’s Board that it would not seek such provision in the New Advisory Agreements. DeAM, Inc. assured the Board that the nature and quality of management historically rendered by it would be unchanged notwithstanding the deletion of the indemnification provision.

Under the terms of the New Advisory Agreement, DeAM, Inc. agrees to provide the Portfolio with investment advisory services, including the investment and reinvestment of the cash, securities or other properties comprising the Portfolio’s assets. Subject to the supervision and control of the Portfolio’s Board, DeAM, Inc. agrees, in carrying out its obligations, to conform to (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder; (b) the provisions of the Portfolio’s registration statement; (c) the provisions of the Portfolio’s Declaration of Trust; and (d) any other applicable provisions of state and federal law.

Under the terms of the New Advisory Agreement, DeAM, Inc. agrees to (a) supervise and manage all aspects of the Portfolio’s operations, except for distribution services; (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Portfolio; (c) provide the Portfolio with, or obtain for it, adequate office space and all necessary office equipment and services for the Portfolio’s principal office; (d) obtain and evaluate pertinent information about significant developments and certain other information, whether affecting the economy generally or a particular Portfolio; (e) for the Portfolio, determine which issuers and securities will be represented in the portfolio and regularly report thereon to the Trust’s and Portfolio’s Board; and (f) take all actions necessary to carry into effect the Portfolio’s purchase and sale programs.

The investment advisory fee rate proposed to be charged to the Portfolio under the New Advisory Agreement is the same as the investment advisory fee rate charged under the Current Advisory Agreement.

The advisory fee rate paid to DeAM, Inc. under the Current Advisory Agreement and the advisory fee paid by the Portfolio for the most recent fiscal year is set forth in Exhibit E to this Proxy Statement.

Generally.    If approved, the New Advisory Agreement will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Portfolio’s Board or by the holders of a majority of the Portfolio’s outstanding voting securities (i.e., the feeder funds) and (2) by a majority of the Independent Trustees of the Portfolio who are not parties to such contract or agreement. Like the Current Advisory Agreement, the New Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days’ written notice by the Portfolio’s Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio or upon 90 days’ written notice by DeAM, Inc.

The services of DeAM, Inc. are not deemed to be exclusive and nothing in the Current Advisory Agreement or the New Advisory Agreement prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities. In addition, DeAM, Inc. is obligated to pay expenses associated with providing the services contemplated by the New Advisory Agreement. The Portfolio bears certain other expenses including the fees of the Portfolio’s Board. The Portfolio also pays any extraordinary expenses incurred.

Under the New Advisory Agreement, DeAM, Inc. will exercise its best judgment in rendering its advisory services. DeAM, Inc. will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the New Advisory Agreement relates, provided that nothing therein shall be deemed to protect or purport to protect DeAM, Inc. against any liability to the Portfolio or to its shareholders to which DeAM, Inc. could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of DeAM, Inc.’s reckless disregard of its obligations and duties under the New Advisory Agreement.

Since the Fund invests substantially all of its assets in the Portfolio, portfolio transactions occur at the Portfolio level only. As investment advisor, DeAM, Inc. will allocate and place all orders for portfolio transactions of the Portfolio’s securities. When it can be done consistently with the policy of obtaining the most favorable net results, DeAM, Inc. may place such orders with brokers and dealers who provide market, statistical and other research information to the Portfolio or DeAM, Inc. DeAM, Inc. is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. When it can be done consistently with the policy of obtaining the most favorable net result, in selecting brokers and dealers with which to place portfolio transactions for the Portfolio, DeAM, Inc. may consider its affiliates and also firms that sell shares of mutual funds advised by

DeAM, Inc. or recommend the purchase of such funds. There were no brokerage commissions paid by the Portfolio to affiliated brokers for the Portfolio’s most recently completed fiscal year.

Management of the Portfolio

The Advisor.    Under the supervision of the Board, DeAM, Inc., located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to the Portfolio. As investment advisor, DeAM, Inc. makes the Portfolio’s investment decisions. It buys and sells securities for the Portfolio and conducts the research that leads to the purchase and sale decisions. DeAM, inc. is also responsible for selecting brokers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. In addition to providing investment advisory services to the Portfolio, DeAM, Inc. serves as investment advisor to 35 other investment companies and investment sub-advisor to 50 other investment companies. See Exhibit F to this Proxy Statement for a list of those investment companies that DeAM, Inc. advises or subadvises that have investment objectives similar to those of the Portfolio, together with information regarding the fees charged to those companies. As of April 30, 2002, DeAM, Inc. had approximately $93.8 billion of assets under management. DeAM, Inc., is an indirect wholly-owned subsidiary of Deutsche Bank.

The principal occupations of each director and principal executive officer of DeAM, Inc. are set forth in Exhibit G to this Proxy Statement. The principal business address of each director and principal executive officer as it relates to his or her duties at DeAM, Inc., is 280 Park Avenue, New York, New York 10017.

Administrator, Transfer Agent and Custodian.    ICCC serves as administrator and transfer agent and provides fund accounting services, and Deutsche Bank Trust serves as custodian, of the Portfolio. It is expected that these services will continue to be provided by the same service providers after approval of the New Advisory Agreement. ICCC is paid an administrative fee for its services from which it pays for transfer agency service and for custodian services provided by Deutsche Bank Trust. There were no fees paid to ICCC by the Portfolio for these services for the most recently completed fiscal year.

Deutsche Bank.    Deutsche Bank, Aktiengesellschaft, Taunusalage 12, D-60262, Frankfurt am Main, Federal Republic of Germany, is an international commercial and investment banking group and a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management (the marketing name in the US for the asset management activities of Deutsche Bank and its affiliates).

Trustees and Officers.    Biographical information about the Trustee Nominees and the executive officers of the Portfolio is provided under Proposal I in this Proxy Statement. Certain other information about the Trustee Nominees of the Portfolio is provided in Exhibit H to this Proxy Statement.

Recommendation of the Portfolio’s Board

At a meeting of the Portfolio’s Board held on June 7, 2002 called for the purpose of, among other things, voting on approval of the New Advisory Agreement, a majority of the Portfolio’s Board, including a majority of the Independent Trustees, approved, subject to shareholder approval, the New Advisory Agreement. In reaching its conclusion, the Portfolio’s Board obtained from DeAM, Inc. such information as it deemed reasonably necessary to approve DeAM, Inc. as investment advisor to the Portfolio. In approving the New Advisory Agreement, the Independent Trustees considered numerous factors, including, among others, the nature, quality and extent of services provided under the Current Advisory Agreement and proposed to be provided by DeAM, Inc. to the Portfolio under the New Advisory Agreement; that the investment advisory fees paid by the Portfolio will remain the same under the New Advisory Agreement as under the Current Advisory Agreement; investment performance, both of the Portfolio itself and relative to appropriate peer groups and market indices; staffing and capabilities of DeAM, Inc. to manage the Portfolio; investment advisory fees provided under the Current Advisory Agreement and current expense ratio and asset size of the Portfolio itself and relative to appropriate peer groups; and DeAM, Inc.’s profitability from managing the Portfolio (both individually and collectively) and the other investment companies managed by DeAM, Inc. before marketing expenses paid by DeAM, Inc. The Portfolio’s Board also considered other benefits earned by DeAM, Inc. and its affiliates relating to its management of the Portfolio, including brokerage fees, fees for custody, transfer agency and other services as well as soft dollar benefits received from third parties that aid in the management of assets.

In addition, the Portfolio’s Board considered the potential benefit to the Portfolio of providing DeAM, Inc. more flexibility in structuring portfolio management services for the Portfolio. The Portfolio’s Board recognized that it may be beneficial to the Portfolio to allow DeAM, Inc. to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting DeAM, Inc. to delegate certain portfolio management services to such entities, and to do so, to the extent permissible, without incurring the expense of obtaining further shareholder approval. In addition, the Portfolio’s Board considered that (i) any restructuring of the provision of portfolio management services provided to the Portfolio would require the prior approval of a majority of the members of the Portfolio’s Board, including a majority of the Independent Trustees; (ii) the investment advisory expenses incurred by the Portfolio would not be affected by any action taken to delegate services to other Deutsche Bank entities or their employees in reliance on the New Advisory Agreement because any fees paid to a sub-advisor would be paid by DeAM, Inc. and not by the Portfolio; and (iii) DeAM, Inc. will retain full responsibility for the actions of any such sub-advisor.

Based on the factors discussed above, and others, the Portfolio’s Board determined that the New Advisory Agreement is fair and reasonable and in the best interest of the Portfolio and its respective shareholders. Based on all of the foregoing, at a meeting on June 7, 2002, a majority of the Portfolio’s Board, including a majority of the Independent Trustees of the Portfolio, voted to approve the New Advisory Agreement and to recommend them to the shareholders for its approval.

Recommendation of the Trust’s Board

At a meeting of the Trust’s Board held on June 11, 2002 called for the purpose of, among other things, voting on the approval of the New Advisory Agreement, the Trust’s Board, including the Independent Trustees, unanimously determined to recommend that shareholders of the Fund vote for the New Advisory Agreement. In reaching this conclusion, the Trust’s Board considered the recommendation of the Portfolio’s Board to approve the New Advisory Agreement as well as other information provided by DeAM.

Therefore, after careful consideration, the Trust’s Board, including the Independent Trustees, recommends that the shareholders of the Fund vote “FOR” the approval of the New Advisory Agreement as set forth in this Proposal.

If the New Advisory Agreement is approved by the shareholders of the Portfolio, the Agreement will continue in effect as described above. If the New Advisory Agreement is not approved by the shareholders of the Portfolio, the Current Advisory Agreement will continue in effect, subject to any requisite approval of the Portfolio’s Board or its shareholders, and the Portfolio’s Board will consider what other action is appropriate based upon the interests of the shareholders. If shareholders of the Fund do not approve the New Advisory Agreement at the same time that shareholders of other investment companies approve the New Advisory Agreement with respect to the Portfolio in a manner sufficient to implement the New Advisory Agreement for the Portfolio, the Fund will remain a participant in the Portfolio while the Portfolio’s Board and Trust’s Board consider what other action, if any, is appropriate based upon the interests of the shareholders of the Fund.

INFORMATION CONCERNING INDEPENDENT AUDITORS

The Portfolio’s financial statements for its most recent fiscal years were audited by PricewaterhouseCoopers LLP (“PwC”), independent auditors. In addition, PwC prepares the Portfolio’s federal and state annual income tax returns and provides certain non-audit services to the Portfolio. During the Board’s most recent consideration of the selection of auditors for the Portfolio, the Portfolio’s Board considered whether the provision of non-audit services to the Portfolio was compatible with maintaining PwC’s independence. The Portfolio’s Board has selected PwC as the independent auditors for the Portfolio for its fiscal year ending 2002. PwC has been the Portfolio’s independent auditors since the inception of the Portfolio. PwC has informed the Portfolio that it has no material direct or indirect financial interest in the Portfolio.

Representatives of PwC are not expected to be present at the Special Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees.    The aggregate fees billed by PwC for professional services rendered for the audit of the Portfolio’s annual financial statements for the most recent fiscal year and the review of the financial statements included in the Portfolio’s reports to shareholders are $24,000.

Financial Information Systems Design and Implementation Fees.    There were no fees billed by PwC for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Portfolio, DeAM, Inc. or entities that control, are controlled by or are under common control with DeAM, Inc. that provide services to the Portfolio.

All Other Fees.    There were $2,860,525 in fees billed by PwC for the most recent fiscal year for other services provided to the Portfolio, DeAM, Inc. and entities that control, are controlled by or are under common control with DeAM, Inc. that provide services to the Portfolio.

VOTE REQUIRED

Approval of Proposal I requires the affirmative vote of a plurality of the votes cast in person or by proxy at the special meetings of shareholders of all the Portfolio’s various feeder funds voting collectively. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal I.

In view of the master-feeder structure discussed earlier, approval of Proposal II with respect to the Portfolio’s New Advisory Agreement requires the affirmative vote of a “majority” of the outstanding shares of the Portfolio’s feeder funds as shareholders of the Portfolio. “Majority” (as defined in the 1940 Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the Portfolio present at the special meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposal II, which requires the approval of a specified percentage of the outstanding shares of the Portfolio.

THE TRUST’S BOARD INCLUDING THE INDEPENDENT TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF PROPOSALS I AND II. ANY UNMARKED PROXIES WILL BE SO VOTED.

The Trust’s Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust’s Board at the address set forth on the cover of this Proxy Statement.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund’s meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

SHAREHOLDERS’ REQUEST FOR SPECIAL MEETING

Shareholders holding at least 10% of the Fund’s outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Trustee of the Fund. Meetings of shareholders for any other purpose also shall be called by the Trust’s Board when requested in writing by shareholders holding at least 10% of the shares then outstanding.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY CARD, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS AT 1 (866) 444-8391.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE  REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND  RETURN IT IN THE ENCLOSED ENVELOPE OR FOLLOW  THE INSTRUCTIONS  FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY.

By Order of the Board of Trustees,

John Millette, Secretary

June 18, 2002

THE TRUST’S BOARD HOPES THAT SHAREHOLDERS OF THE FUND WILL ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN EACH  ENCLOSED  PROXY  IN  THE ACCOMPANYING ENVELOPE (OR  FOLLOW THE INSTRUCTIONS FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY).

EXHIBIT A

SHARES OUTSTANDING AS OF RECORD DATE

Fund and Class	Number of Shares Outstanding
Scudder S&P 500 Index Fund
Class S	31,129,012
Class AARP	29,828,053

A-1

EXHIBIT B

5% SHAREHOLDERS

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent Ownership of Outstanding Shares
Scudder S&P 500 Index Fund–Class S	State Street Bank and Trust Company, Custodian for Scudder Pathway Series: Growth Portfolio, One Heritage Drive, #P5S, Quincy, MA 02171	5,841,177	20.30
Scudder S&P 500 Index Fund–Class S	State Street Bank and Trust Company, Custodian for Scudder Pathway Series: Balanced Portfolio, One Heritage Drive #P5S, Quincy, MA 02171	3,325,428	11.55
Scudder S&P 500 Index Fund–Class S	State Street Bank and Trust Company, Custodian for Scudder Pathway Series: Conservative Portfolio, One Heritage Drive #P5S, Quincy, MA 02171	1,442,520	5.01

B-1

EXHIBIT C

DATES RELATING TO MANAGEMENT AGREEMENT

	Date of Current Advisory Agreement	Date Last Approved By Portfolio’s
Portfolio (Fiscal Year)		Trustees	Shareholders
Equity 500 Index Portfolio (12/31)	4/30/01	6/12/01	10/8/99	*

*
Submitted for shareholder vote because the merger on June 4, 1999 between Bankers Trust Company, the then-current advisor to the Portfolio, and a US subsidiary of Deutsche Bank AG may have arguably resulted in an assignment and, therefore, termination of the investment advisory agreement.

C-1

EXHIBIT D

FORM OF INVESTMENT ADVISORY AGREEMENT FOR THE PORTFOLIO

THIS AGREEMENT is made as of the      day of                 ,              by and between                                          , a [state of organization] (the “Trust”), and DEUTSCHE ASSET MANAGEMENT, INC., a              corporation (the “Advisor”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of several series of shares, each having its own investment policies;

WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide investment advisory services for the series listed in Schedule A to this Agreement on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1.    Appointment of Investment Advisor.    The Trust hereby appoints the Advisor to act as the investment advisor of each series listed in Schedule A to this Agreement (each such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with section 11, being herein referred to as “a Series,” and collectively as “the Series”). The Advisor shall manage a Series’ affairs and shall supervise all aspects of a Series’ operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising a Series’ assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give a Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

2.    Delivery of Documents.    The Trust has furnished the Advisor with copies properly certified or authenticated of each of the following:

(a)  The Trust’s Declaration of Trust, filed with the State of              on             ,              and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the “Declaration of Trust”);

(b)  Resolutions of the Trust’s Board of Trustees and shareholders authorizing the appointment of the Advisor and approving this Agreement;

(c)  The Trust’s Registration Statement under the 1940 Act as filed with the Securities and Exchange Commission (“SEC”) relating to the shares of the Trust and its series, and all amendments thereto; and

(d)  Each Series’ most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called “Prospectus”).

The Trust will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

The Advisor will provide the Trust with copies of its Form ADV, including all amendments thereto, as filed with the SEC.

3.    Duties of Investment Advisor.    In carrying out its obligations under Section 1 hereof, the Advisor shall:

(a)  supervise and manage all aspects of a Series’ operations, except for distribution services;

(b)  formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of a Series;

(c)  provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Trust’s principal office;

(d)  obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or a Series, and whether concerning the individual issuers whose securities are included in a Series portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in a Series’ portfolio;

(e)  determine which issuers and securities shall be represented in a Series’ portfolio and regularly report thereon to the Trust’s Board of Trustees; and

(f)  take all actions necessary to carry into effect a Series’ purchase and sale programs.

4.    Portfolio Transactions.    The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Series and is directed to use its reasonable best efforts to obtain the best net results as described from time to time in a Series’ prospectus and statement of additional information. The Advisor will promptly communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Series’ prospectus and statement of additional information.

Subject to the policies established by the Board in compliance with applicable law, the Advisor may direct DB Securities, Inc. (“DB Securities”) or any of its affiliates to execute portfolio transactions for a Series on an agency basis. The commissions paid to DB Securities or any of its affiliates must be, as required by Rule 17e-1 under the 1940 Act, “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities . . . during a comparable period of time.”  If the purchase or sale of securities consistent with the investment policies of a Series or one or more other accounts of the Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. DB Securities or any of its affiliates and the Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

The Trust on behalf of a Series will not deal with the Advisor or DB Securities or any of its affiliates in any transaction in which the Advisor or DB Securities or any of its affiliates acts as a principal with respect to any part of a Series’ order, except in compliance with rules of the SEC. If DB Securities or any of its affiliates is participating in an underwriting or selling group, a Series may not buy portfolio securities from the group except in accordance with policies established by the Board in compliance with rules of the SEC.

5.    Control by Board of Trustees.    Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of a Series pursuant thereto, shall at all times be subject to any applicable directives of the Board.

6.    Compliance with Applicable Requirements.    In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

(a)  all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

(b)  the provisions of the Registration Statement of the Trust on behalf of a Series under the 1940 Act;

(c)  the provisions of the Declaration of Trust; and

(d)  any other applicable provisions of state and federal law.

7.    Expenses.    The expenses connected with the Trust on behalf of a Series shall be allocable between the Trust and the Advisor as follows:

(a)  The Advisor shall furnish, at its expense and without cost to the Trust, the services of one or more officers of the Advisor, to the extent that such officers may be required by the Trust on behalf of a Series for the proper conduct of its affairs.

(b)  The Trust assumes and shall pay or cause to be paid all other expenses of the Trust on behalf of a Series, including, without limitation: payments to the Trust’s distributor under the Trust’s plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of a Series’ cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Trust; brokers’ commissions chargeable to the Trust on behalf of a Series in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Trust to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and supplements thereto to the Trust’s shareholders; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or Trustee members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Trust’s shares; charges and expenses of legal counsel, including counsel to the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust and of independent certified public accountants, in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Series’ or Trust’s operation unless otherwise explicitly provided herein.

8.    Delegation of Advisory Services.    Subject to the prior approval of a majority of the members of the Trust’s and the Series’ Boards of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, the Advisor may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Advisor controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of the Advisor’s duties enumerated in section 1 hereof, and may adjust the duties of such entity, the portion of portfolio assets of the Series that such entity shall manage and the fees to be paid to such entity, subject to the prior approval of the members of the Trust’s and the Series’ Board of Trustees who are not “interested persons,” as defined in the 1940 Act; provided, that the Advisor shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve the Advisor of any of its obligations hereunder.

9.    Compensation.    For the services to be rendered and the expenses assumed by the Advisor, the Trust shall pay to the Advisor monthly compensation in accordance with Schedule A.

Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

In the event of termination of this Agreement, the advisory fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

In addition to the foregoing, the Advisor may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Trust on behalf of the Series for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Advisor. Any such fee reduction or undertaking may be discontinued or modified by the Advisor at any time.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

10.    Non-Exclusivity.    The services of the Advisor to the Trust on behalf of each Series are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

11.    Additional Series and Classes.    In the event that the Trust establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of shares or classes of shares, as the case may be, shall become Series and Classes under this Agreement upon approval of this Agreement by the Board with respect to the series of shares or class of shares and the execution of an amended Appendix A reflecting the applicable names and terms.

12.    Duration and Termination.    This Agreement, unless sooner terminated as provided herein, shall remain in effect with respect to the Trust on behalf of a Series until two years from the date first set forth above, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series, subject to the right of the Trust and the Advisor to terminate this contract as provided in this Section 12; provided, however, that if the shareholders of a Series fail to approve the Agreement as provided herein, the Advisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder.

This Agreement may be terminated as to a Series at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series on not less than 60 days’ written notice to the Advisor, or by the Advisor at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 12, the term “assignment” shall have the meaning as set forth in the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC.

13.    Limitation of Liability of the Advisor.

The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement;

14.    Notices.    Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Currently such addresses are as follows: if to the Trust and the Advisor, One South Street, Baltimore, Maryland 21202.

15.    Severability.    If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.    Entire Agreement.    This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC, when applicable.

17.    Reports.    The Trust and the Advisor agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

18.    Certain Records.    Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Advisor on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

19.    Questions of Interpretation.    Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

20.    Counterparts.    This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above  written.

[SEAL]	[TRUST]

Attest:	By:

Name:	Name:

Title:

[SEAL]	DEUTSCHE ASSET MANAGEMENT, INC.

Attest:	By:

Name:	Name:

Title:

EXHIBIT A

TO INVESTMENT ADVISORY AGREEMENT  MADE AS OF

BETWEEN

[Fund Name] AND [                    ]

Series	Investment Advisory Fee
Equity 500 Index Portfolio	0.05%

EXHIBIT E

ADVISORY FEES

The table below sets forth, for the Portfolio, the fee paid on an annual basis, to DeAM, Inc. for its services under the Current Advisory Agreement, calculated daily and paid monthly. The table also sets forth the amounts paid by the Portfolio to the advisor for providing investment advisory services for its most recent fiscal year. The Fund invests substantially all of its assets in the Portfolio. The advisory fees are paid by the Portfolio as indicated in the chart below. The advisory fee represents the aggregate fee for the Portfolio. There are other funds not listed in the chart below that invest in the Portfolio. The fee of each underlying fund, including the Fund, is determined based on the fund’s percentage ownership in the Portfolio. The last column of the table sets forth the net expenses of the Fund.

Portfolio	Advisory Agreement Rate	Fee	Net Expenses of the Fund[1]
Equity 500 Index Portfolio	0.05%	$2,443,519	0.40%

[1]	The net expenses for the Fund reflects the expenses of both the Fund and the Portfolio.

E-1

EXHIBIT F

INVESTMENT COMPANIES ADVISED OR SUBADVISED BY DeAM, INC.

Funds with similar investment objectives	Total Assets as of March 31, 2002	Contractual Advisory Fees
Equity 500 Index Portfolio	$3,068,876,050.11	0.05%[1]
Equity 500 Index Investment Fund	$653,453,877.50	—	[1]
Equity 500 Index Premier	$1,483,983,685.00	—	[1]
Federated Large Cap Index Fund	$493,839.48	—	[1]
Homestead Stock Index Fund	$24,956,958.03	—	[1]
Scudder S&P 500 Index Fund	$905,977,590.10	—	[1]
DeAM VIT Equity 500 Index	$469,355,509.82	0.20%

Variable Insurance Products Fund II— Index 500 Portfolio	$3,515,367,327.67	Note A

[1]
Equity 500 Index Portfolio is the master portfolio. Equity 500 Index Premier, Equity 500 Index Investment Fund, Federated Large Cap Index Fund, Homestead Stock Index Fund and Scudder S&P 500 Index Fund (Class AARP and Class S) are the feeder funds to the Equity 500 Index Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder funds proportionately based upon the feeder fund’s interest in the master portfolio.

Note A	At an annual rate of 0.006% (0.6 basis points).

F-1

EXHIBIT G

PRINCIPAL OCCUPATIONS OF EACH DIRECTOR AND
PRINCIPAL EXECUTIVE OFFICER OF DEAM, INC.

The names and principal occupations of the current directors and executive officers of DeAM, Inc. are set forth below. The business address of each person is 280 Park Avenue, New York, NY 10017.

Name	Principal Occupation
Dean Sherman Barr	President and Chief Investment Officer
Audrey Theresa Jones	Director and Executive Vice President
William George Butterly	Secretary and Executive Vice President
Mary Anne Mullin	Compliance Officer
Gwyn Morgan Thomas	Director and Vice President
Lori Callahan	Director and Chief Administrative Officer

G-1

EXHIBIT H

FUND SHARES OWNED BY TRUSTEE NOMINEES

Name of Trustee or Trustee Nominee	Dollar Range of Equity Securities in the Portfolio[1]	Aggregate Dollar Range of Equity Securities as of May 31, 2002 in all Funds Overseen or to be Overseen by Trustee or Nominee in the Family of Investment Complex[2]
Independent Trustee Nominee
Richard R. Burt[3]	None	Over $100,000
S. Leland Dill	None	Over $100,000
Martin J. Gruber	None	$10,001-$50,000
Joseph R. Hardiman[3]	None	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	None	Over $100,000
Rebecca W. Rimel[3]	None	Over $100,000
Philip Saunders, Jr.	None	$50,001-$100,000
William N. Searcy	None	$10,001-$50,000
Robert H. Wadsworth[3]	None	Over $100,000
Interested Trustee Nominee
Richard T. Hale	None	Over $100,000

[1]
Securities beneficially owned as defined under the Securities Exchange Act of 1934 include direct and or indirect ownership of securities where the trustee’s economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities.

[2]	The dollar ranges are: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, over $100,000.

[3]
The amount shown includes share equivalents of funds in which the Board member is deemed to be invested pursuant to a fund’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

H-1

Q&A continued

to provide DeAM, Inc. with maximum flexibility to utilize Deutsche Asset Management’s global organization. The proposed new advisory agreement described in the proxy statement will cover substantially similar provisions and does not differ in terms of services to be provided or fees to be paid therefor from the current advisory agreement pursuant to which services are provided to the Portfolio, except for the dates of execution, effectiveness and initial term, and except that, under the new advisory agreement, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Portfolio’s Board, to appoint certain affiliates as sub-advisors. Currently, under limited circumstances, an advisor may delegate duties to a sub-advisor without obtaining shareholder approval at the time such delegation is made. In addition, unlike the current advisory agreement, the new advisory agreement will not contain a provision under which DeAM, Inc. could seek indemnification from the Portfolio.

In determining to recommend that the shareholders approve the new advisory agreement, the Board of the Portfolio and the Board of your fund considered, among other factors, the potential benefits to the Portfolio of providing DeAM, Inc. more flexibility in structuring portfolio management services for the Portfolio. In addition, the Board of the Portfolio and the Board of your fund considered that DeAM, Inc. will be able to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting DeAM, Inc. to delegate certain portfolio management services to such entities.

Q:  Will the investment advisory fees remain the same?

A:   Yes. The investment advisory fee rate proposed to be charged to the Portfolio under the new advisory agreement is the same as the investment advisory fee rate charged under the current advisory agreement.

Q:  Will this proposal affect my fund’s investment advisory agreement with its advisor?

A:   No. This proposal relates to the investment advisory agreement between the Portfolio and its advisor, not to the investment advisory agreement between your fund and your fund’s advisor.

III. GENERAL QUESTIONS

Q:  What does the Board of my fund recommend?

A:   The Board of your fund recommends that all shareholders vote “FOR” the nominees for the Portfolio’s Board and “FOR” the approval of the new advisory agreement between the Portfolio and DeAM, Inc.

Q&A continued

Q:  Will my fund pay for the proxy solicitation and legal costs associated with this solicitation?

A:   No, DeAM, Inc. will bear these costs.

Q:  How can I vote?

A:   You can vote in any one of four ways:

■	Through the Internet, by going to the website listed on your proxy card;
■	By telephone, with a toll-free call to the number listed on your proxy card;
■	By mail, with the enclosed proxy card; or
■	In person, at the Special Meeting.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q:  I plan to vote by mail. How should I sign my proxy card?

A:   Please see the instructions at the end of the Notice of Special Meeting of Shareholders, which is attached.

Q:  I plan to vote by telephone. How does telephone voting work?

A:   To vote by telephone, please read and follow the instructions on your enclosed proxy card.

Q:  I plan to vote through the Internet. How does Internet voting work?

A:   To vote through the Internet, please read and follow the instructions on your enclosed proxy card.

Q:  Whom should I call with questions?

A:   Please call Georgeson Shareholder Communications at 1-(866) 444-8391 with any additional questions about the proxy statement or the procedures to be followed to execute and deliver a proxy.

The attached proxy statement contains more detailed information about each of the proposals relating to your fund. Please read it carefully.

06/2002 SD S&P 500 Index

SCUDDER
INVESTMENTS
PO Box 219151, Kansas City, MO 64121-9151

Vote by Touch-Tone Phone, by Mail, or via the Internet!!
CALL: To vote by phone call toll-free and use 1-888-221-0697 and use the control number on the front of your proxy card.
INTERNET: Vote on the Internet at www.proxyweb.com/Scudder
and use the control number on the front of your proxy card.
MAIL: Return the signed proxy card in the enclosed envelope.

Do not return your proxy card if you vote by phone or Internet.

*** CONTROL NUMBER: 999 999 999 999 99 ***

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
To Be Held July 30, 2002 at 4:00 p.m., Eastern time

FUND NAME PRINTS HERE

The undersigned hereby appoints John Millette and Caroline Pearson and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled to in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matters set forth on this Proxy Card, and in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will vote FOR approval of Proposals I and II. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and, for Proposal II, as votes AGAINST the Proposal.

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS I AND II.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Dated                                               , 2002

Signature(s) of Shareholders(s)

Joint owners should each sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer please give your FULL title as such.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.        ☒
PLEASE DO NOT USE FINE POINT PENS.

YOUR VOTE IS IMPORTANT!

The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
PROPOSAL I: To elect eleven Trustees of the Portfolio to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.
	☐	☐	☐

(01) Richard R. Burt (05) Joseph R. Hardiman (09) Philip Saunders, Jr.
(02) S. Leland Dill (06) Richard J. Herring (10) William N. Searcy
(03) Martin J. Gruber (07) Graham E. Jones (11) Robert H. Wadsworth
(04) Richard T. Hale (08) Rebecca W. Rimel

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

	FOR ALL	AGAINST	ABSTAIN
PROPOSAL II: To approve a new investment advisory agreement between the Portfolio and Deutsche Asset Management, Inc.	☐	☐	☐

AARP INVESTMENT PROGRAM
from SCUDDER INVESTMENTS
P.O. BOX 9132, HINGHAM, MA 02043-9132

Vote by Touch-Tone Phone, by Mail, or via the Internet!!
CALL: To vote by phone call toll-free and use 1-888-221-0697 and use the control number on the front of your proxy card.
INTERNET: Vote on the Internet at www.proxyweb.com/Scudder
and use the control number on the front of your proxy card.
MAIL: Return the signed proxy card in the enclosed envelope.

Do not return your proxy card if you vote by phone or Internet.

*** CONTROL NUMBER: 999 999 999 999 99 ***

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
To Be Held July 30, 2002 at 4:00 p.m., Eastern time

FUND NAME PRINTS HERE

The undersigned hereby appoints John Millette and Caroline Pearson and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of beneficial interest that the undersigned is entitled to in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matters set forth on this Proxy Card, and in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will vote FOR approval of Proposals I and II. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and, for Proposal II, as votes AGAINST the Proposal.

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS I AND II.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Dated                                               , 2002

Signature(s) of Shareholders(s)

Joint owners should each sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer please give your FULL title as such.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.        ☒
PLEASE DO NOT USE FINE POINT PENS.

YOUR VOTE IS IMPORTANT!

The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
PROPOSAL I: To elect eleven Trustees of the Portfolio to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.
	☐	☐	☐

(01) Richard R. Burt (05) Joseph R. Hardiman (09) Philip Saunders, Jr.
(02) S. Leland Dill (06) Richard J. Herring (10) William N. Searcy
(03) Martin J. Gruber (07) Graham E. Jones (11) Robert H. Wadsworth
(04) Richard T. Hale (08) Rebecca W. Rimel

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

	FOR ALL	AGAINST	ABSTAIN
PROPOSAL II: To approve a new investment advisory agreement between the Portfolio and Deutsche Asset Management, Inc.	☐	☐	☐